EXHIBIT 23.1

                            CONSENT OF LEGAL COUNSEL

                          STEPHEN A. ZRENDA, JR., P.C.
                         ATTORNEYS AND COUNSELORS AT LAW
                      100 NORTH BROADWAY AVENUE, SUITE 2440
                       OKLAHOMA CITY, OKLAHOMA 73102-8608

Telephone: 405.235.2111     Email: Zrendaesq@aol.com          Fax: 915.975.8003


      We hereby consent to the use of our name in the Form S-8 registration statement of American Dairy, Inc.


Oklahoma City, Oklahoma                 STEPHEN A. ZRENDA, JR., P.C.
April 5, 2005

                                        By: /s/ Stephen A. Zrenda, Jr.
                                            ------------------------------------
                                            Stephen A. Zrenda, Jr.